EXHIBIT h

               Agreement of Filing of Schedule 13D



     Each of the undersigned hereby agrees that the Amendment No. 3 to Schedule 13D dated January 10, 1997, to which this Agreement is attached as Exhibit h, may be filed on behalf of each such person.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  January 10, 1997

                         INSIGNIA FINANCIAL GROUP, INC.



                         By:     /s/ John K. Lines
                         -------------------------
                         Name:  John K. Lines
                         Title:    General Counsel and Secretary

                         INSIGNIA PROPERTIES, L.P.



                         By:     /s/ John K. Lines
                         -------------------------
                         Name:  John K. Lines
                         Title:    Vice President


                         ANDREW L. FARKAS



                         /s/ Andrew L. Farkas
                         --------------------

                         INSIGNIA COMMERCIAL GROUP, INC.



                         By:     /s/ John K. Lines
                         -------------------------
                         Name:  John K. Lines
                         Title:    Vice President and Secretary




                         INSIGNIA PROPERTIES TRUST



                        By:     /s/ John K. Lines
                        -------------------------
                        Name:  John K. Lines
                        Title:    Vice President

                               SCHEDULE I


Insignia Financial Group, Inc.

DIRECTORS*

Andrew L. Farkas
Chairman of the Board of Directors,
   President and Chief Executive Officer
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Robert J. Denison
First Security Management, Inc.
375 Park Avenue
Suite 3303
New York, New York 10158

Robin L. Farkas
730 Park Avenue
New York, New York  10021

Merril M. Halpern
Chairman of the Board and
   Co-Chief Executive Officer
Charterhouse Group International, Inc.
535 Madison Avenue
28th Floor
New York, New York  10022

Robert G. Koen
Partner
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
399 Park Avenue
New York, New York  10022

Michael I. Lipstein
Self-Employed
Michael I. Lipstein Associates
110 East 59t Street
Suite 3201
New York, New York 10022






__________________________________
* Each individual is a United States Citizen

Buck Mickel
Chairman of the Board and CEO
RSI Holdings, Inc.
Mailing Address:
Fluor Daniel Corporation
301 N. Main Street
5th Floor
Greenville, South Carolina  29601









































_____________________________________
*   Each individual is a United States Citizen

EXECUTIVE OFFICERS* (other than those listed above who are also serving as directors)

James A. Aston
Office of the Chairman and Chief
   Financial Officer
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Frank M. Garrison
Executive Managing Director; and
   President, Financial Services Division
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Jeffrey L. Goldberg
Managing Director, Investment Banking
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Edward S. Gordon
Office of the Chairman; and Chairman,
  Edward S. Gordon Company, Inc.
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Albert H. Gossett
Senior Vice President and Chief
   Information Officer
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Henry Horowitz
Executive Managing Director; and
   President, Insignia Commercial Group Inc.
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

_____________________________________
*   Each individual is a United States Citizen

William H. Jarrard, Jr.
Managing Director,
   Partnership Administration
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Neil J. Kreisel
Executive Managing Director; and
   President, Insignia Management
   Services - New York Inc.
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

John K. Lines
General Counsel and Secretary
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Martha L. Long
Controller
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Stephen C. Schoenbachler
Senior Vice President, Asset Management
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Thomas R. Shuler
Executive Managing Director; and
  President, Management Services Division
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602



____________________________________
*   Each individual is a United States Citizen

Stephen B. Siegel
Executive Managing Director; and
  President, Edward S. Gordon
  Company, Incorporated
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Ronald Uretta
Chief Operating Officer and Treasurer
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

































____________________________________
*   Each individual is a United States Citizen

Insignia Properties Trust

TRUSTEES*

Frank M. Garrison
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Andrew L. Farkas
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

James A. Aston
President, Insignia Properties Trust
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

EXECUTIVE OFFICERS* (other than those listed above who are also serving as trustees)

John K. Lines
Vice President
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Scott Kester
Vice President
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Ronald Uretta
Chief Financial Officer
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602




____________________________________
*   Each individual is a United States Citizen

Insignia Commercial Group, Inc.

DIRECTORS*

Andrew L. Farkas
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Henry Horowitz
President, Insignia Commercial Group, Inc.
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602





EXECUTIVE OFFICERS* (other than those listed above who are also serving as directors)

John K. Lines
Vice President and Secretary
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Ronald Uretta
Vice President and Treasurer
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602

Kelly M. Buechler
Assistant Secretary
Insignia Financial Group, Inc.
Post Office Box 1089
One Insignia Financial Plaza
Greenville, South Carolina 29602




_____________________________________
*   Each individual is a United States Citizen.